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                                                                    Exhibit 10.2

                               AMENDING AGREEMENT

            THIS AGREEMENT made as of the 1/st/ day of March, 2000

BETWEEN:

                                UNIVERSE2U INC.
                        (formerly 1348485 Ontario Inc.)
                       a corporation incorporated under
                      the laws of the Province of Ontario

                              (the "Purchaser"),
                                                              OF THE FIRST PART;
                                    - and -

                          BERNIE TAN INVESTMENTS INC.
                         O/A CABLE TEC COMMUNICATIONS
                          a corporation incorporated
                   under the laws of the Province of Ontario

                               (the "Company"),
                                                             OF THE SECOND PART;
                                    - and -

                            BERNARD KRIS TANUNAGARA
                    of the Town of Whitchurch-Stoufville in
                       the Regional Municipality of York

                                   -  and -

                             BARBARA J. TANUNAGARA
                    of the Town of Whitchurch-Stoufville in
                       the Regional Municipality of York

                                     -and-

                               EDWARD TANUNAGARA
                         of the Town of Pickering, in
                      the Regional Municipality of Durham

                        (collectively, the "Vendors"),
                                                              OF THE THIRD PART;
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                                      -2-

     WHEREAS the Purchaser, the Company and the Vendors entered into a Share Purchase Agreement dated January 25, 2000 (the "Share Purchase Agreement") whereby the Purchaser agreed to purchaser from the Vendors all of the outstanding shares in the capital of the Company;

     AND WHEREAS the parties wish to make certain amendments to the Share Purchase Agreement;

     NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants and agreements herein contained and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree with each other to amend the Share Purchase Agreement as follows:

1. Section 1.1(e) of the Share Purchase Agreement is deleted in its entirety and replaced with the following:

     (e) "Closing Date" means March 1, 2000 or such other date as the Vendors and Purchaser may agree upon;

2.  The following is inserted between 1.1(m) and 1.1(n) of the Share Purchase
     Agreement:

     (m.1) "Escrow Date" means the earlier of April 30, 2000 and the Business
           Day immediately prior to the Option Record Date;

3.   The following is inserted between 1.1(y) and 1.1(z) of the Share Purchase
     Agreement:

     (y.1) "Option Agreement" means the form of option agreement attached hereto as Exhibit "D";

     (y.2) "Option Record Date" means the Option Record Date as defined in the
           Option Agreement;

     (y.3) "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in Toronto, Ontario are authorized or required by law to close.

4. The following is inserted between sections 2.3 and 2.4 of the Share Purchase Agreement:

     2.3.1 Escrow Closing.

     On the Closing Date, the purchase and sale contemplated herein shall be completed in escrow. All closing conditions shall be satisfied except for the payment of the Purchase Price. All closing documents shall be held in escrow until the earlier of
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     the payment of the Purchase Price in accordance with section 2.4 and the
     Escrow Date.

5. Section 2.4 of the Share Purchase Agreement is deleted in its entirety and replaced with the following:

     2.4  Payment of Purchase Price.

     The Purchase Price will be paid as follows:

     (1) upon the execution of this Agreement by all of the parties hereto, the Purchaser will pay the sum of $100,000 (the "Deposit"), by certified cheque or bank draft, to the Vendors' solicitors, in trust for the Purchaser, as a deposit. The Deposit will be deposited by the Vendors' solicitors in an interest bearing account of a Canadian chartered bank or trust company in the City of Vaughan and will be dealt with in accordance with the following provisions:

          (a) if the purchase and sale of the Purchased Shares is completed on or before the Escrow Date, the Deposit plus all interest earned thereon will be released from trust and applied toward satisfaction of the Purchase Price;

          (b) subject to section 2.4(1)(c) below, if the purchase and sale of the Purchased Shares is not completed on or before the Escrow Date, the Deposit plus all interest earned thereon will be released from trust and returned to the Purchaser; and

          (c) if the purchase and sale of the Purchased Shares is not completed due:

               (i) to the failure of the Purchaser to satisfy any of the conditions set out in sections 6.3(1) or (3) hereof, or

               (ii) to the failure of the Purchaser to secure satisfactory financing to complete the purchase of the Purchased Shares on or before the Escrow Date,

               then the Deposit plus all interest thereon will be released from trust and forfeited and paid to the Vendors.

     (2) On or before the Escrow Date, the Purchaser will pay to the Vendors an amount equal to the Purchase Price less the amount of the amount of the Deposit and all interest earned thereon, payable in the following manner:

          (a) subject to section 2.5, an amount equal to the Purchase Price, less the sum of $75,000 and the amount of the Deposit and all interest earned thereon, payable by certified cheque or bank draft (the "First
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                                      -4-

               Payment") to the Vendors; and

          (b) the sum of $75,000 (the "Escrow Funds") payable by certified cheque or bank draft to the Vendors' solicitor (the "Escrow Agent") to be held in trust on the terms and conditions of the Escrow Agreement (the "Second Payment").

6. The following is inserted following section 2.9 of the of the Share Purchase Agreement:

     2.10 Option to Purchase Shares.

          On the Closing Date, the Vendors shall be granted an option to purchase shares of the Purchaser pursuant to the terms of the Option Agreement. At the Closing Time, the Vendors shall have received an opinion of legal counsel for the Purchaser in a form satisfactory to the Vendors and the Vendors' counsel that the shares acquired by the Vendor upon exercise of the option granted pursuant to the Option Agreement are freely tradable securities.

7. Section 5.2(2) of the Share Purchase Agreement is deleted in its entirety and replaced with following:

     Prior to the Escrow Date the Purchaser shall provide to the Vendor a name for the Company, which shall be acceptable to the Ontario Ministry of Consumer and Commercial, Relations. The Purchaser acknowledges that the name of the Company shall be changed to the name so provided by the Purchaser at the Escrow Date at the Purchaser's sole cost and expense.

8. The following is inserted following section 5.1(11) of the of the Share Purchase Agreement:

     (12) Expenditure Post-Closing. Subsequent to the Closing Date and until the earlier of the Escrow Date and the date of payment by the Purchaser of the Purchase Price in accordance with section 2.4, the Company shall not make any expenditures without the prior approval of the Purchaser and the Company shall appoint a nominee of the Purchaser as a required co-signatory on all cheques issued by the Company.

9. The following is inserted following section 5.1(2) of the of the Share Purchase Agreement:

     (3) Option Agreement. At the Closing Time, the Purchaser will execute and deliver to the Vendors the Option Agreement in the form of the agreement attached hereto as Exhibit "D".
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10   Section 6.1(4) of the of the Share Purchase Agreement is deleted in its entirety and replaced with following:

     Financing. The Purchaser shall have secured satisfactory financing on or before the Escrow Date to complete the purchase of the Purchased Shares as contemplated by this Agreement.

11. The list of Exhibits on page 46 of the Share Purchase Agreement is amended to include "Exhibit D" which exhibit shall be titled "Option Agreement". The form of Exhibit D shall be the form attached hereto as Exhibit D.

12. Where this Agreement conflicts with the provisions of the Share Purchase Agreement, the provisions of this Agreement shall take precedent.

13. This Agreement may be executed in several counterparts, each of which so executed shall be deemed to be an original, and such counterparts together shall constitute but one and the same instrument.

14. All other provisions of the Share Purchase Agreement remain in force and effect except where amended by this Agreement.


IN WITNESS WHEREOF this agreement has been executed by the parties hereto as of the date first above written.

SIGNED, SEALED & DELIVERED    )
in the presence of:           )
                              )     Universe2U Inc.
                              )
                              )
                              ) Per:/s/ Angelo Boujos      c/s
                              )     --------------------------
                              )     A.S.O.
                              )
                              )
                              )     Bernie Tan Investments Inc.
                              )
                              ) Per: /s/ Bernard Tanunagara c/s
                              )     --------------------------
                              )     A.S.O.
                              )
/s/ Michael Carli             )     /s/ Bernard Tanunagara
__________________            )     --------------------------
Witness                       )     Bernard Tanunagara
                              )
/s/ Michael Carli             )     /s/ Barbara Tanunagara
__________________            )     --------------------------
Witness                       )     Barbara Tanunagara
                              )
/s/ Michael Carli             )     /s/ Edward Tanunagara
__________________            )     --------------------------
Witness                       )     Edward Tanunagara